UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 7, 2026

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01	Regulation FD Disclosure.

On January 7, 2026, Ionis Pharmaceuticals, Inc.  (“Ionis,” “we,” “us” or “our company”) issued a press release announcing that our partner, GSK, reported positive results from two pivotal Phase 3 studies, B-Well 1 and B-Well 2, evaluating the safety and efficacy of bepirovirsen, an investigational antisense oligonucleotide (“ASO”) for the treatment of chronic hepatitis B (“CHB”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 7, 2026, we announced that our partner, GSK, reported positive results from two pivotal Phase 3 studies, B-Well 1 and B-Well 2, evaluating the safety and efficacy of bepirovirsen, an investigational ASO for the treatment of CHB. The studies included over 1,800 patients from 29 countries. GSK licensed bepirovirsen from us and we have collaborated on its development.

CHB is a major health challenge affecting over 250 million people worldwide and is the leading cause of liver cancer. The current standard of care, nucelos(t)ide analogues, often requires lifelong therapy and the functional cure rates remain low, typically only 1%. Functional cure for CHB is when the virus can no longer be detected in the blood as measured by the sustained loss of hepatitis B surface antigen (HBsAg), a viral protein that signals ongoing infection, and undetectable hepatitis B virus DNA for at least 24 weeks after a finite course of treatment. Functional cure is associated with significant reduction in the risk of long-term liver complications, including liver cancer, as well as all-cause mortality.

The B-Well studies met their primary endpoint, and bepirovirsen demonstrated a statistically significant and clinically meaningful functional cure rate. Functional cure rates were significantly higher with bepirovirsen plus standard of care compared with standard of care alone. Results were statistically significant across all ranked endpoints, including in patients with baseline surface antigen (HBsAg) <=1000 IU/ml where an even greater effect was demonstrated.  The studies demonstrated an acceptable safety and tolerability profile consistent with what was reported in other studies.

Full results will be submitted for presentation at an upcoming scientific congress, published in a peer-reviewed journal and used to support regulatory submissions to health authorities worldwide. If approved, bepirovirsen has the potential to become the first finite, six-month therapeutic option for CHB and to serve as a backbone for future sequential treatment strategies.

Bepirovirsen has been recognized by global regulatory authorities for its innovation and potential to address significant unmet need in hepatitis B with Fast Track designation from the US FDA, Breakthrough Therapy designation in China and SENKU designation in Japan.

GSK licensed bepirovirsen from us in 2019 under a collaborative development and licensing agreement. Under the terms of the agreement, we received an upfront payment, license fee and development milestone payments and are eligible to receive an additional $150 million in regulatory and sales milestone payments as well as tiered royalties of 10-12% on net sales of bepirovirsen.

Forward-Looking Statements

Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements regarding Ionis’ business, the therapeutic and commercial potential of bepirovirsen, our commercial medicines, additional medicines in development and technologies, and Ionis’ expectations regarding development and regulatory milestones. Words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. For such statements, Ionis claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from Ionis’ expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks and uncertainties including those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines. Ionis’ forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Additional factors that could cause actual results to differ materially from those stated or implied by Ionis’ forward-looking statements are disclosed in Ionis’ filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in Ionis’ most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. These forward-looking statements represent Ionis’ judgment as of the time of this report. Ionis disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 7, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: January 7, 2026	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel